Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AND LIMITED WAIVER

dated as of

October 31, 2017

among

TITAN ENERGY OPERATING, LLC,

as Borrower,

TITAN ENERGY, LLC,

as Parent,

THE OTHER GUARANTORS PARTY HERETO,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AND WAIVER

This FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER (this “Fourth Amendment”), dated as of October 31, 2017, is among TITAN ENERGY OPERATING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”), TITAN ENERGY, LLC, a limited liability company formed under the laws of the State of Delaware (the “Parent”), each of the other undersigned guarantors (such guarantors together with the Parent, the “Guarantors”, and the Guarantors together with the Borrower, the “Loan Parties”), each of the Lenders that is a signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.    The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of September 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.    The Borrower has advised the Administrative Agent and the Lenders that it will not be in compliance with certain covenants to reduce the Borrowing Base under the Third Amendment.

C.    On April 21, 2017, the administrative agent under the Second Lien Credit Agreement delivered a notice of default thereunder to the Administrative Agent, which notice caused the commencement of a Standstill Period (as defined in the Junior Lien Intercreditor Agreement) pursuant to the Junior Lien Intercreditor Agreement (such Standstill Period, the “Specified Standstill Period”).

D.    The parties hereto desire to enter into this Fourth Amendment to amend the Credit Agreement in certain respects as set forth herein and to waive, on a limited basis, any defaults in respect of such noncompliance with Borrowing Base reductions, in each case to be effective as of the Fourth Amendment Effective Date. For the avoidance of doubt, the Non-Conforming Borrowing Base Reduction Date shall remain May 1, 2018.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement shall be amended in the manner provided in this Section 2 effective as of the Fourth Amendment Effective Date.

2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Fourth Amendment” means that certain Fourth Amendment to Third Amended and Restated Credit Agreement and Limited Waiver dated as of October 31, 2017, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means October 31, 2017.

2.2    Restated Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, the Junior Lien Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

2.3    Amendment to Section 8.01(c)(ii) of the Credit Agreement. Section 8.01(c)(ii) of the Credit Agreement is hereby amended by inserting after the words “financial statements under Section 8.01(a) or Section 8.01(b)” the words “(or, with respect to the fiscal quarter and fiscal year ending December 31, 2017, 121 days after the end thereof)”.

2.4    Amendment to Section 8.17(a) of the Credit Agreement. Section 8.17(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a)    The Borrower shall, or shall cause any Subsidiary Guarantor to, enter into Swap Agreements on terms consistent with Section 9.17(a) to hedge a notional volume of not less than, in the aggregate, (i) on or before December 31, 2017, 50% and (ii) on or before March 31, 2018, 80%, of the reasonably anticipated projected crude oil production, calculated separately, from the Loan Parties’ Oil and Gas Properties constituting Proved Developed Producing Reserves for each calendar month during 2019 (as such anticipated production is set forth in the most recently delivered Reserve Report hereunder at the time the last such Swap Agreement necessary to achieve compliance with this Section 8.17(a) was entered into); provided that such Reserve Report and the pricing and other terms and conditions of such Swap Agreements shall be reasonably acceptable to the Administrative Agent.

Section 3.    Limited Waiver. Effective as of the Fourth Amendment Effective Date, and until the Waiver Revocation Date, the Lenders party hereto, on a one-time basis, waive:

(a)    any Default or Event of Default pursuant to Section 10.01(d) of the Credit Agreement in respect of the requirement under Section 9.01(a) of the Credit Agreement for the Rolling Period ending December 31, 2016;

(b)    any Default or Event of Default pursuant to Section 10.01(d) of the Credit Agreement in respect of the requirement under Section 9.01(c) of the Credit Agreement for the Rolling Period ending December 31, 2016;

(c)    any Default or Event of Default pursuant to Section 10.01(d) of the Credit Agreement resulting from the delivery of annual financial statements for the fiscal year ended December 31, 2016 in respect of the requirement under Section 8.01(a)(i) of the Credit Agreement without an unqualified opinion as to “going concern”;

(d)    any Default or Event of Default occurring on or prior to April 30, 2018 pursuant to Section 10.01(f) of the Credit Agreement solely in respect of the Permitted Second Lien Debt;

(e)    any Default or Event of Default occurring on October 31, 2017 pursuant to Section 10.01(e) of the Credit Agreement in respect of the requirement under Section 4.2 of the Third Amendment; and

(f)    any Default or Event of Default occurring on November 1, 2017 pursuant to Section 10.01(e) of the Credit Agreement in respect of the requirement under Section 4.3 of the Third Amendment.

For purposes hereof, “Waiver Revocation Date” means the earliest of (i) the date any holder of Permitted Second Lien Debt or any other Indebtedness or any agent, trustee or representative on behalf of any such holder shall exercise or seek to exercise any rights or remedies (including set off or declaring such Debt due and payable), whether under or pursuant to the Junior Lien Intercreditor Agreement (other than delivery of a notice as contemplated in Section 3.02(a)(i) thereof), the Permitted Second Lien Debt Documents or any applicable indenture, loan agreement or similar agreement or under applicable law, or institutes any actions or proceeding in respect of the Junior Lien Intercreditor or any other Loan Document, against or in respect of any Secured Creditor, the Borrower or any of the other Loan Parties or any of their respective Property and whether as a secured or unsecured creditor, (ii) December 8, 2017 or (iii) the date any Event of Default occurs under the Credit Agreement (other than the Events of Default described in clauses (a), (b), (c), (d), (e) and (f) above), this Fourth Amendment or any other Loan Document.

Section 4.    Covenants. The Borrower shall:

4.1    Initial Borrowing Base Reduction. Take actions necessary to cause the Conforming Borrowing Base to be reduced to $190,000,000 or lower on or prior to December 8, 2017.

4.2    Further Borrowing Base Reduction. Take actions necessary to cause the Conforming Borrowing Base to be reduced to $150,000,000 on or prior to August 31, 2018.

4.3    Asset Disposition Proceeds. At any time any Non-Conforming Borrowing Base Loans are outstanding or a Borrowing Base Deficiency exists, make optional prepayments (and hereby gives notice of such optional prepayments in accordance with Section 3.04(a) of the Credit Agreement) with any remaining Net Available Cash received in connection with an Asset Disposition after giving effect to any prepayments required by Section 3.04(c)(iii) of the Credit Agreement which shall be used to repay Conforming Borrowing Base Loans (together with accrued and unpaid interest thereon) on the same day as any such prepayments.

The Borrower hereby gives notice in accordance with Section 2.06(b) of the Credit Agreement, that immediately following any prepayment of the Loans as set forth in this Section 4.3, the Aggregate Maximum Credit Amounts shall be permanently reduced in the same amount of the prepayments required by Section 3.04(c)(iii) of the Credit Agreement and this Section 4.3 in accordance with Section 2.06(b) of the Credit Agreement.

4.4    Asset Disposition Advisor. Prior to March 31, 2018, the Borrower shall retain an advisor reasonably acceptable to the Administrative Agent to assist with Asset Dispositions approved by the Administrative Agent in its sole discretion to be entered into by the Borrower or its Subsidiaries.

4.5    Cash Flow Forecasts. On the first Wednesday of each month, deliver to the Administrative Agent and Lenders a budget (including, without limitation, the forecasted cash flow of the Loan Parties and Liquidity) for each remaining month of the fiscal year ending December 31, 2018, which budget shall be certified by a Financial Officer of the Borrower as having been prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time made and at the time such Budget is furnished to the Administrative Agent.

Any failure to comply with any covenant in this Section 4 shall be an immediate Event of Default.

Section 5.    Borrowing Base and Aggregate Maximum Credit Amount. The Conforming Borrowing Base and Non-Conforming Borrowing Base is hereby redetermined to $228,730,329.40 and $30,000,000, respectively, and is $258,730,329.40 in the aggregate until the next Scheduled Redetermination, Interim Redetermination or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to this Fourth Amendment or the Credit Agreement as amended hereby. The Loan Parties, the Administrative

Agent and the Lenders agree that the redetermination of the Borrowing Base provided for in this Section 5 shall be considered to be the Scheduled Redetermination required to occur on November 1, 2017 for purposes of Section 2.07 of the Credit Agreement. The Loan Parties, the Administrative Agent and the Lenders acknowledge that on the Fourth Amendment Effective Date, the Aggregate Maximum Credit Amount is $258,730,329.40.

Section 6.    Conditions Precedent. This Fourth Amendment shall be effective on the date the following conditions are fulfilled (such date being the “Fourth Amendment Effective Date”):

6.1    The Administrative Agent shall have received duly executed counterparts of this Fourth Amendment from the Loan Parties and the Super Majority Lenders.

6.2    The Administrative Agent shall have received evidence satisfactory to it that the Second Lien Collateral Agent (as defined in the Junior Lien Intercreditor Agreement) has extended the Specified Standstill Period to no earlier than December 29, 2017.

6.3    The Administrative Agent (and any Lender and Issuing Bank, as applicable) shall have received all fees, expenses and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including all the fees, charges and disbursements of any counsel for the Administrative Agent, any Issuing Bank and any Lender incurred in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment (including amounts due and owing to Linklaters LLP, Opportune LLP and Vinson & Elkins LLP); provided that all such amounts shall have been invoiced prior to the Fourth Amendment Effective Date.

6.4    The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Parent, the Borrower and each Guarantor, as applicable, setting forth (i) resolutions of its Board of Directors (or other applicable managing Person) with respect to the authorization of the Borrower or such Guarantor to execute and deliver this Fourth Amendment and to enter into the transactions contemplated herein, (ii) the officers of the Parent, the Borrower or such Guarantor (A) who are authorized to sign this Fourth Amendment and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Fourth Amendment and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the articles or certificate of incorporation and bylaws (or other applicable governing documents) of the Parent, the Borrower and such Guarantor (each in form and substance reasonably satisfactory to the Administrative Agent), certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

6.5    The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Section 7.    Miscellaneous.

7.1    Confirmation and Effect. The provisions of the Credit Agreement and Third Amendment (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment, and this Fourth Amendment shall not constitute a waiver of any provision of the Credit Agreement, the Third Amendment or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2    Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects on and as of the Fourth Amendment Effective Date (other than (x) representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects when made and (y) representations and warranties that are qualified by materiality or by reference to Material Adverse Effect, in which case such representations and warranties (as so qualified) shall continue to be true and correct in all respects), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fourth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that immediately on and as of the Fourth Amendment Effective Date, no Default, Event of Default (other than the Defaults and Events of Default described in Sections 3(a), (b), (c), (d), (e) and (f) hereof) or Borrowing Base Deficiency exists.

7.3    Counterparts; Integration; Effectiveness; Electronic Execution.

(a)    This Fourth Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Fourth Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Issuing Bank, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Fourth Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

(b)    The words “execution,” “signed” and “signature” shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

7.4    No Oral Agreement. THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5    Governing Law. THIS FOURTH AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.6    Payment of Expenses. The Borrower shall pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Administrative Agent, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, in connection with the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Fourth Amendment and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof.

7.7    Severability. Any provision of this Fourth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.8    Successors and Assigns. The provisions of this Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.9    Release. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE OF THIS FOURTH AMENDMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS OR CAUSES OF ACTION OF ANY KIND WHATSOEVER AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR

SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO TO ENTER INTO THIS FOURTH AMENDMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DEMANDS AND LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE FOURTH AMENDMENT EFFECTIVE DATE, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

[Signature pages follow]

The parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:	TITAN ENERGY OPERATING, LLC, a Delaware limited liability company

	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer

PARENT:	TITAN ENERGY, LLC, a Delaware limited liability company

	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer

ATLAS RESOURCE PARTNERS HOLDINGS, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

By:	/s/ Jeffrey M. Slotterback
Jeffrey Slotterback
Chief Financial Officer

ATLAS BARNETT, LLC, a Texas limited liability company

ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company

ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company

ATLS PRODUCTION COMPANY, LLC, a Delaware limited liability company

ARP EAGLE FORD, LLC, a Texas limited liability company

ATLAS ENERGY SECURITIES, LLC, a Delaware limited liability company

By:	/s/ Jeffrey M. Slotterback
Jeffrey Slotterback
Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank

By:	/s/ Bryan M. McDavid
Bryan M. McDavid
Director

ABN AMRO BANK N.V., as a Lender

By:	/s/ Richard Thompson
Name:	Richard Thompson
Title:	Executive Director

By:	/s/ John Sullivan
Name:	John Sullivan
Title:	Managing Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jennifer Clark
Name:	Jennifer Clark
Title:	Officer

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen Hartman
Name:	Stephen Hartman
Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Eric J. De Santis
Name:	Eric J. De Santis
Title:	Executive Director

CITIBANK, N.A., as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Jeffrey M. Parilla
Name:	Jeffrey M. Parilla
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Kari McDaniel
Name:	Kari McDaniel
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

ING CAPITAL LLC, as a Lender

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Brice Le Foyer
Name:	Brice Le Foyer
Title:	Director

By:	/s/ Jarrett C. Price
Name:	Jarrett C. Price
Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Ataman
Name:	John Ataman
Title:	SVP

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Sean F. Young
Name:	Sean F. Young
Title:	Authorized Signatory

SANTANDER BANK, N.A., formerly known as Sovereign Bank, N.A., as a Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	SVP

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	SVP

SUNTRUST BANK, as a Lender

By:	/s/ William S. Krueger
Name:	William S. Krueger
Title:	First Vice President

WHITNEY BANK, as a Lender

By:	/s/ Brock Berilgen
Name:	Brock Berilgen
Title:	Senior Vice President